UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2018

PHH CORPORATION

(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)

(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.  Other Events.

This Current Report on Form 8-K discloses certain additional information relating to the proposed merger (the “merger”) of POMS Corp, a wholly-owned subsidiary of Ocwen Financial Corporation (“Ocwen”), with and into PHH Corporation, a Maryland corporation (the “Company” or “PHH”), with the Company surviving the merger and becoming a wholly-owned subsidiary of Ocwen, on the terms and conditions of that certain Agreement and Plan of merger dated February 27, 2018 (the “merger agreement”) by and among Ocwen, Merger Sub and the Company.

Following the announcement of the proposed merger with Ocwen on February 27, 2018, five purported class actions were filed against the Company and its directors in connection with the merger in the United States District Court for the District of New Jersey:  Lei v. PHH Corporation, et. al., Case No. 1:18-cv-07934 (the “Lei Action”), was filed on April 17, 2018, Smith v. PHH Corporation, et. al., Case No. 1:18-cv-8396 (the “Smith Action”), was filed on April 26, 2018, Shaev v. PHH Corporation, et. al., Case No. 1:18-cv-08847 (the “Shaev Action”), was filed on May 4, 2018, Franchi v. PHH Corporation, et. al., Case No. 2:18-cv-09006 (the “Franchi Action” and together with the Lei Action, the Smith Action and the Shaev Action, the “Actions”), was filed on May 9, 2018 and Fratis v. PHH Corporation, et. al., Case No. 1:18-cv-9674 (the “Fratis Actions”), was filed on May 24, 2018.  On June 1, 2018, the plaintiff in the Fratis Action voluntarily dismissed its case.  The plaintiffs in the Actions purport to sue on behalf of a class consisting of all of our common stockholders except for the defendants and their affiliates.  In support of their request for injunctive and other relief, the plaintiffs allege that the defendants violated various provisions of the Securities Exchange Act of 1934, as amended, because the public disclosures the Company has made concerning the proposed merger with Ocwen allegedly are false and misleading.  Additionally, one of the plaintiffs alleges that the members of the Board of Directors breached their fiduciary duties by approving the sale of the Company to Ocwen at an inadequate price after an inadequate process.  As previously disclosed by the Company, the Actions seek an injunction preventing consummation of the proposed merger, rescission of the merger if it is consummated, the award of damages in an unspecified amount, and the award of litigation expenses in an unspecified amount.

This Current Report on Form 8-K discloses certain additional information with respect to the allegations made by the plaintiffs in the Actions.  The Company denies the allegations in the Actions, believes that the definitive proxy statement filed by PHH with the U.S. Securities and Exchange Commission (the “SEC”) on April 27, 2018 disclosed all material information, and denies that any supplemental disclosure is necessary.  Nonetheless, the Company is disclosing this information solely for the purpose of avoiding the expense and inconvenience of litigation and has agreed with the plaintiffs, among other things, to make these additional disclosures concerning the proposed merger, and the plaintiffs have agreed that they would make no effort to prevent completion of the proposed merger and dismiss their respective complaints with prejudice.  The resolution of the Actions will have no impact on the timing of the special meeting of PHH’s stockholders to approve the merger.

SUPPLEMENT TO PROXY STATEMENT

The following information supplements the definitive proxy statement filed by the Company with the SEC on April 27, 2018 (the “proxy statement”), and mailed to stockholders on or about May 1, 2018, and should be read in conjunction with the proxy statement, which should be read in its entirety, including the annexes thereto. To the extent that information herein differs from or updates information contained in the proxy statement, the information contained herein supersedes the information contained in the proxy statement. All page references in the information below are to pages in the proxy statement, and defined terms used but not defined herein have the meanings set forth in the proxy statement.  Without admitting in any way that any of the disclosures below are material or required by the federal securities laws, state fiduciary law, or any other applicable rule, statute, regulation or law, PHH makes the following additional disclosures:

The following new footnote (a) is added to the “Direct Expense” line item on the table providing a summary of the Financial Projections appearing in the section of the proxy statement captioned “Proposal 1-The Approval of the Merger Proposal—Unaudited Financial Projections” on page 45 of the proxy statement:

(a)  Expenses that are directly associated with operating the mortgage production and mortgage servicing business.

The following new footnote (b) is added to the “Direct Shared Service Expense” line item on the table providing a summary of the Financial Projections appearing in the section of the proxy statement captioned “Proposal 1-The Approval of the Merger Proposal—Unaudited Financial Projections” on page 45 of the proxy statement:

(b)  Expenses that are associated with shared services functions and general corporate overhead that support the mortgage production and mortgage servicing business.

Footnote (1) to the “Net Income” line item on the table providing a summary of the Financial Projections appearing in the section of the proxy statement captioned “Proposal 1-The Approval of the Merger Proposal—Unaudited Financial Projections” on page 45 of the proxy statement is replaced in its entirety to read as follows:

(1)  After giving effect to the following adjustments for Interest expense, One-time expenses and income and Income tax benefit/(expense) (which may reflect rounding):

	2018	2019	2020	2021	2022
Interest	(4)	(3)	—	—	—
One-time expenses and income	(52)	—	—	—	—
Income tax benefit/(expense)	38	—	(5)	(9)	(10)

The following new data is added to the summary of the Financial Projections appearing immediately after the table in the section of the proxy statement captioned “Proposal 1-The Approval of the Merger Proposal—Unaudited Financial Projections:”

	2018	2019	2020	2021	2022	2023	2024	2025	2026
Dividends	175	135	45	10	50	27	27	27	28

The first sentence under the subheading captioned “—Selected Public Companies Analysis” in the section of the proxy statement captioned “Proposal 1-The Approval of the Merger Proposal—Opinion of the Company’s Financial Advisor” on page 48 of the proxy statement is replaced in its entirety with the following:

Credit Suisse reviewed certain financial and stock market information relating to PHH and the following two selected companies that Credit Suisse considered generally relevant as publicly traded companies (that had not recently emerged from bankruptcy) with operations primarily in the mortgage servicing and/or subservicing industry, collectively referred to as the selected companies:

Additional Information and Where to Find It

In connection with the proposed merger, PHH has filed a definitive proxy statement and other materials with the SEC. WE ENCOURAGE YOU TO READ THE PROXY STATEMENT IN ITS ENTIRETY BECAUSE IT DESCRIBES THE TERMS OF THE MERGER, THE DOCUMENTS RELATED TO THE MERGER AND RELATED TRANSACTIONS AND PROVIDES SPECIFIC INFORMATION ABOUT THE SPECIAL MEETING. This communication is not a substitute for the proxy statement or any other document that PHH may file with the SEC or send to the stockholders of PHH regarding the merger.  If you need additional copies of the proxy statement, you should contact PHH’s proxy solicitor:

1407 Broadway,
27th Floor
New York, New York 10018
proxy@mackenziepartners.com
Call Collect: (212) 929-5500
or
Toll-Free (800) 322-2885

Documents filed with the SEC by PHH may be obtained, without charge, by writing or telephoning PHH at the following address: 3000 Leadenhall Road, Mt. Laurel, New Jersey 08054, telephone (856) 917-1744.  You may also read and copy any reports, statements or other information at the SEC public reference room in Washington, D.C. Please call the SEC at 1-800-SEC-3030 for further information on the public reference rooms. PHH’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

Certain Information Concerning Participants

The Company and its directors, executive officers, and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, is more specifically set forth in the proxy statement concerning the proposed merger filed with the SEC on April 27, 2018.  A free copy of the proxy statement may be obtained as described in the preceding paragraph.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward looking-statements are not based on historical facts but instead represent only the Company’s current beliefs regarding future events. All forward-looking statements are, by their nature, subject to risks, uncertainties and other factors that could cause actual results, performance or achievements to differ materially from those expressed or implied in such forward-looking statements. Stockholders are cautioned not to place undue reliance on these forward-looking statements. Such statements may be identified by words such as “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” and include all statements regarding the financial projections for the Company included in this Current Report on Form 8-K.

Stockholders should understand that forward-looking statements are not guarantees of performance or results and are preliminary in nature. Factors that may cause actual results to differ from expected results include, among others: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with Ocwen; the risk that PHH’s stockholders may not approve the merger; the risk that the closing conditions to the merger may not be satisfied or waived, including the risk that the necessary regulatory approvals for the merger may not be obtained or may be obtained subject to conditions that are not anticipated; the risk that PHH’s cash and/or net worth may decline below the threshold levels specified in the merger agreement; risks that Ocwen may not have sufficient funds to consummate the merger; risks that PHH’s business may suffer as a result of uncertainties surrounding the proposed merger; the risk that stockholder litigation in connection with the merger may affect the timing or occurrence of the proposed merger or result in significant costs of defense, indemnification and liability; the risk of unexpected costs, charges or expenses resulting from the proposed merger; risks related to the disruption of management time from ongoing business operations due to the proposed merger; the effect of the announcement of the proposed merger and the PHH’s plans, including impact on PHH’s relationships with customers, regulators, lenders and employees; other risks to the consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; unfavorable economic conditions in the markets PHH serves; changes in laws or regulations; and other risks and uncertainties described under the heading “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s periodic reports filed with the SEC, including the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, in connection with any forward-looking statements that may be made by the Company or the Company’s businesses generally. Such periodic reports are available in the “Investors” section of the Company’s website at http://www.phh.com and are also available at http://www.sec.gov. We caution stockholders not to place undue reliance on any such forward-looking statements, which speak only as of the date on which such statements were made.  Except for the Company’s ongoing obligations to disclose material information under the federal securities laws, applicable stock exchange listing standards and unless otherwise required by law, the Company undertakes no obligation to release publicly any updates or revisions to any forward-looking statements or to report the occurrence or non-occurrence of anticipated or unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

	By:	/s/ Michael R. Bogansky
	Name:	Michael R. Bogansky
	Title:	Senior Vice President and Chief Financial Officer

Dated: June 1, 2018